EXHIBIT 10.25

                              YOUNG & RUBICAM INC.


                           DIRECTORS STOCK OPTION PLAN


                           AS ADOPTED JANUARY 16, 2000



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1.       Purpose of the Plan

                   This Young & Rubicam Inc. Directors Stock Option Plan is intended to promote the interests of the Company by providing non-employee directors of Young & Rubicam Inc. with incentives and rewards to encourage them to continue as directors.

2.       Definitions

                  As used in the Plan, the following definitions apply to the terms indicated below:

                   (a) "Affiliate" shall mean any entity (whether or not incorporated) which, by reason of its relationship with Y&R, is required to be aggregated with Y&R under Section 414(b), 414(c), 414(m) or 414(o) of the Internal Revenue Code of 1986, as amended, and any joint venture or partnership 10% or more of the profits or capital interest of which is owned by Y&R or an Affiliate.

                   (b) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule (except that a Person shall be deemed to be the Beneficial Owner of all shares that any such Person has the right to acquire pursuant to any agreement or arrangement or upon exercise of conversion rights, warrants or options or otherwise, without regard to the sixty day period referred to in Rule 13d-3 under the Exchange Act).

                   (c) "Board of Directors" shall mean the Board of Directors of Y&R.

                   (d)  "Change in Control"  shall have the meaning  assigned in
Section 6(e) hereof.

                   (e) "Committee" shall mean the Compensation Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan.

                   (f) "Common  Stock" shall mean Y&R's common  stock,  $.01 par
value  per  share,   and  such  other  securities  as  may  be  substituted  (or resubstituted) for Common Stock pursuant to Section 7 hereof.

(g)      "Company" shall mean Y&R and its Affiliates.

                   (h) "Continuing Directors" shall mean, as of any determined date, individuals who (a), as of the later of the date of the Plan and the date two years prior to such determination date, were directors, or (b) were initially elected or appointed to the Board of Directors by a two-thirds vote of the Continuing Directors then in office or were initially nominated for election by Y&R's stockholders by a two-thirds vote of the Continuing Directors then in office; provided, that no individual designated or proposed by a Person who has entered into an agreement with Y&R to effect a transaction described in clause
(i), (iii) or (iv) of the definition of "Change in Control", and no individual whose initial appointment, election or nomination as a director occurs as a result of an actual or threatened election contest (as such terms are used in Rule 14a-11 under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board of Directors, shall constitute a Continuing Director.

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                   (i) "Director"  shall mean a member of the Board of Directors of Y&R who is not at the time of reference an employee of the Company and who is entitled to receive a Director's Option pursuant to Section 6 hereof, and upon his or her death, his or her successors, heirs, executors and administrators, as the case may be.

                   (j) "Director's Option" shall mean an option to purchase shares of Common Stock of Y&R granted pursuant to Section 6 hereof. Each Director's Option shall be identified as a Non-Qualified Stock Option in the agreement by which it is evidenced.

                   (k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

                   (l) the "Fair Market Value" of a share of Common Stock with respect to any day shall be (i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading or (ii) if not so reported, the average of the closing bid and ask prices on the immediately preceding business day of a share of Common Stock as reported on the National Association of Securities Dealers Automated Quotation System or (iii) if not so reported, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Committee.

                   (m) "Non-Qualified Stock Option" shall mean a stock option that is not an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

                   (n) "Person" shall have the meaning  ascribed to such term in
Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a "group" as defined in Section 13(d) thereof.

                   (o) "Plan" shall mean the Young & Rubicam Inc. Directors Stock Option Plan, as it may be amended from time to time.

                   (p) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

                   (q) "Y&R" shall mean Young & Rubicam Inc., a Delaware corporation, and its successors.

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3. Stock Subject to the Plan

                  Under the Plan, Directors will be granted Director's Options pursuant to the provisions of Section 6 hereof. Subject to adjustment as provided in Section 7 hereof, Director's Options shall be granted with respect to a number of shares of Common Stock that in the aggregate does not exceed 140,000 shares.

                  In the event that any outstanding Director's Option expires, terminates or is cancelled for any reason, the shares of Common Stock subject to the unexercised portion of such Director's Option shall again be available for grants under the Plan.

                  Shares of Common Stock issued under the Plan may be either newly issued shares or treasury shares, at the discretion of the Committee.

4.       Administration of the Plan

                  The Plan shall be administered by the Committee except to the extent the Board of Directors elects to administer the Plan, in which case references herein to the Committee shall be deemed to include references to the Board of Directors. The Committee shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to prescribe agreements evidencing Director's Options and rules and regulations for the administration of the Plan, construe and interpret the Plan and Director's Option agreements and correct defects, supply omissions or reconcile inconsistencies therein, and make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. In addition, subject to Section 10, the Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of the Director's Options, and to impose such additional terms and conditions as the Committee shall determine. Any action of the Committee shall be final, conclusive and binding on all persons, including Y&R, its Affiliates, Directors, transferees under Section 6(d)(5) hereof or other persons claiming rights from or through a Director, and stockholders. The Committee may appoint agents to assist it in administering the Plan.

                  The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any executive officer, other officer or employee of Y&R or an Affiliate, Y&R's independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee and any other officer or employee of Y&R or an Affiliate acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by Y&R with respect to any such action or determination.

5.       Eligibility

                  The persons who shall be eligible to participate in the Plan shall be such Directors who are entitled to receive Director's Options pursuant to Section 6 hereof.


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6.       Director's Options

                  Director's Options shall be granted pursuant to this Section 6 in the amounts and subject to the terms and conditions hereinafter set forth. Each Director's Option shall be evidenced by an agreement in the form set forth as Exhibit A hereto.

                   (a) Grant of Director's Options

                  On such date as may be determined by the Committee, the Committee shall be authorized to grant, to each individual who is then a Director, a Director's Option with respect to a specified number of shares of Common Stock.

                   (b) Identification of Director's Options

                  All Director's Options granted under the Plan shall be clearly identified in the agreement evidencing such Director's Options as Non-Qualified Stock Options.

                   (c) Exercise Price

                  The per share exercise price of each Director's Option shall be equal to the Fair Market Value of a share of Common Stock on the date on which the Director's Option is granted.

                   (d) Term and Exercise of Director's Options

                   (1) Each Director's Option shall become exercisable with respect to the number of shares of Common Stock subject thereto upon the first anniversary of the date on which such Director's Option is granted; provided, that no Director's Option shall be exercisable after the expiration of ten years from the date on which it is granted; and provided, further that each Director's Option shall be subject to earlier termination, expiration or cancellation as provided herein.

                   (2) Each Director's Option shall be exercisable in whole or in part; provided, that no partial exercise of a Director's Option shall be for an aggregate exercise price of less than $1,000. The partial exercise of a Director's Option shall not cause the expiration, termination or cancellation of the remaining portion thereof.

                   (3) A Director's Option shall be exercised by delivering notice to Y&R's principal office, to the attention of its Chief Financial Officer, no less than three business days in advance of the effective date of the proposed exercise. Such notice shall specify the number of shares of Common Stock with respect to which the Director's Option is being exercised and the effective date of the proposed exercise and shall be signed by the Director. The Director may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise. Payment for shares of Common Stock purchased upon the exercise of a Director's Option shall be made on the effective date of such exercise either
(i) in cash, by certified check, bank cashier's check or wire transfer, (ii) subject to the approval of the Committee, in shares of Common Stock owned by the Director and valued at


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their Fair Market Value on the effective  date of such exercise or (iii) subject to the approval of the Committee, partly in shares of Common Stock with the balance in cash, by certified check, bank cashier's check or wire transfer. Any payment in shares of Common Stock shall be effected by the delivery of such shares to the Chief Financial Officer of Y&R, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Chief Financial Officer of Y&R shall require from time to time.


                   (4) Certificates for shares of Common Stock purchased upon the exercise of a Director's Option shall be issued in the name of the Director and delivered to the Director as soon as practicable following the effective date on which the Director's Option is exercised. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

                   (5) No Director's Option or right to exercise any Director's Option shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of the Director to any party (other than Y&R or an Affiliate) or assigned or transferred by the Director directly or indirectly other than by will or the laws of descent and distribution upon the death of the Director, and any Director's Option shall be exercised during the lifetime of the Director only by the Director or his or her guardian or legal representative. No transfer permitted by the immediately preceding sentence shall be effective to bind Y&R unless (i) Y&R shall have been furnished with written notice thereof and with a copy of the will and/or such evidence as Y&R may deem necessary to establish the validity of the transfer and (ii) the permitted transferee (A) agrees in writing to be subject to all terms and conditions of the Plan and the agreement evidencing the Director's Option as if he or she had been an original signatory hereto, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee, and (B) executes and delivers to Y&R such documents as may be requested by Y&R from time to time, including without limitation, any voting trust or stockholders' agreement or supplement thereto as Y&R may prescribe.

                   (e) Acceleration of Exercisability Upon Change in Control

                   (1) In the event of a Change in Control, any unvested Director's Option shall become fully exercisable and vested as of the date of the Change in Control and the restrictions and forfeiture conditions applicable to the Director's Option shall lapse, except to the extent of any waiver by the Director and subject to applicable restrictions set forth in Section 9 hereof.

                   (2) A Change in Control shall be deemed to have occurred if:

                   (i) any Person (other than Y&R, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, the Management Voting Trust (as created by the Management Voting Trust Agreement entered into as of December 12, 1996, by and among Y&R, Young & Rubicam Holdings Inc., Young & Rubicam (Delaware), the "Management Investors" and the "Voting Trustees" (each as


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                   defined  therein),  as it may be amended or supplemented from time to time), or any company owned,  directly or indirectly,
                   by  the   stockholders  of  Y&R  immediately   prior  to  the
                   occurrence with respect to which the evaluation is being made in substantially the same proportions as their ownership of the common stock of Y&R immediately prior to the occurrence with respect to which the evaluation is being made) becomes the Beneficial Owner, directly or indirectly, of securities of Y&R representing 30 % or more of the combined voting power of Y&R's then outstanding securities (other than as a result of an issuance of voting securities initiated by Y&R to any such Person);

                   (ii) on any date, persons who are Continuing Directors shall fail to constitute a majority of the members of the Board of Directors;

                   (iii) the consummation of a merger or consolidation of Y&R with any other entity, which merger or consolidation would result in either (A) the voting securities of Y&R outstanding immediately prior to such merger or consolidation failing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or resulting publicly-held parent entity) 40% or more of the combined voting power of the surviving or resulting publicly-held parent entity outstanding immediately after such merger or consolidation or (B) (x) the voting securities of Y&R outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or resulting publicly-held parent entity) at least 40% but less than 60% of the combined voting power of the surviving or resulting entity outstanding immediately after such merger or consolidation and (y) (I) in connection with such merger or consolidation, there is an acceleration of the vesting or exercisability of any material amount of, or material percentage of, outstanding stock options or other stock awards granted by the entity with which such merger or consolidation is taking place or any of its affiliates and/or one or more of the five highest-paid executive officers of such other entity becomes eligible for material severance rights not theretofore available, and/or (II) a majority of the directors of the surviving or resulting publicly-held parent entity immediately following such merger or consolidation are not persons who were Continuing Directors of Y&R immediately prior to such merger or consolidation;

                   (iv) the stockholders of Y&R approve a plan or agreement for the sale or disposition of all or substantially all of the consolidated assets of Y&R (other than such a sale or disposition immediately after which such assets will be owned directly or indirectly by an entity owned by the stockholders of Y&R in substantially the same proportions as their ownership of the common stock of Y&R immediately prior to such sale or disposition) in which case the Board of Directors shall determine the effective date of the Change in Control resulting therefrom, which shall not be later than the consummation of such sale or disposition; or

                   (v) any other event occurs which the Board of Directors determines, in its discretion, to be a Change in Control.


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                   (3) For  purposes  of  Section  6(e)(1)  hereof,  a Change in
Control shall be deemed to have occurred immediately prior to the consummation of (i) a tender offer for securities of Y&R representing more than 50% of the combined voting power of Y&R's then outstanding securities in which the Schedule 14D-1 filed with the Securities and Exchange Commission with respect to such tender offer does not disclose any intention to follow the consummation of the tender offer with a merger, reorganization, consolidation, share exchange or similar transaction or (ii) a tender offer for securities of Y&R representing any percentage of the combined voting power of Y&R's then outstanding securities in which the Schedule 14D-1 filed with the Securities and Exchange Commission with respect to such tender offer discloses an intention to follow the consummation of the tender offer with a merger, reorganization, consolidation, share exchange or similar transaction in which the value of the consideration to be offered for such securities is lower than the value of the consideration offered for such securities in the tender offer (as determined by the Board of Directors at the time). Y&R intends by this Section 6(e)(3) to protect the Director from being disadvantaged by being unable to participate in a tender offer with respect to shares of Common Stock subject to the Director's Option and will take reasonably appropriate steps to help the Director avoid being so disadvantaged by establishing procedures to allow the Director to exercise his or her Director's Option, the exercisability of which is accelerated pursuant to this Section 6(e), and tender the resulting shares of Common Stock in the tender offer, including, to the extent feasible in compliance with applicable law, by permitting the Director to exercise his or her Director's Option provisionally upon the consummation of the tender offer and by permitting the Director to pay the exercise price of the Director's Option by means of a recourse note to Y&R with such terms and conditions as the Board of Directors may require, including a pledge of the related shares.

                   (f) Effect of Termination of Director's Term

                   (1) In the event that the term of a Director's membership on the Board of Directors terminates for any reason other than on account of the death or permanent disability of the Director, then (i) Director's Options granted to such Director, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of their term, and (ii) Director's Options granted to such Director, to the extent that they were not exercisable at the time of such termination, shall immediately expire.

                   (2) In the event that the term of a Director's membership on the Board of Directors terminates on account of the death or permanent disability of the Director, then (i) Director's Options granted to such Director, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of their term, and
(ii) Director's Options granted to such Director, to the extent that they were not exercisable at the time of such termination, shall become exercisable at such time and shall remain exercisable until the expiration of their term.

7.       Adjustment Upon Changes in Common Stock

                  In the event that any dividend or other distribution (whether in the form of cash, Common Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation,


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dissolution or other similar  corporate  transaction or event affects the Common
Stock such that an adjustment is determined by the Committee to be appropriate under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Common Stock which may be delivered in connection with Director's Options granted thereafter, (ii) the number and kind of shares of Common Stock subject to or deliverable in respect of outstanding Director's Options and (iii) the exercise price relating to any Director's Option and/or make provision for payment of cash or other property in respect of any outstanding Director's Option. In addition, the Committee is authorized to make adjustments in the terms and conditions of Director's Options in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting Y&R, any Affiliate or business unit, or the financial statements of Y&R or any Affiliate, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of Y&R, any Affiliate or business unit thereof and any other circumstances deemed relevant.

8.       Rights as a Stockholder

                  No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by or relating to any Director's Option granted pursuant to the Plan until the date of the issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 7 hereof, no adjustment to any Director's Option shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued. 9. Compliance with Legal and Other Requirements

                  Y&R may, to the extent  deemed  necessary  or advisable by the
Committee, postpone the issuance or delivery of Common Stock or payment of other benefits under any Director's Option until completion of such registration or qualification of such Common Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Common Stock or other securities of Y&R are listed or quoted, or compliance with any other obligation of Y&R, as the Committee may deem appropriate, and may require any Director to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Common Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. Y&R shall not be required to issue or deliver any certificates evidencing shares of Common Stock in connection with the exercise of a Director's Option (a) unless and until the Committee has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Common Stock are listed or traded, and (b) if the effect of such issuance or delivery would be to require Y&R to register any class of securities of Y&R under the Exchange Act. Y&R shall in no event be obligated to register such shares of Common Stock or to take any other action in order to comply with any such law, regulation or requirement with respect to the


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issuance and delivery of such certificates.  The foregoing  notwithstanding,  in connection with a Change in Control, Y&R shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Common Stock or payment of benefits under any Director's Option or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on the Director than existed on the 90th day preceding such Change in Control.

10.      Amendment; Termination

                  The Board of Directors may amend, alter, suspend, discontinue or terminate the Plan without the consent of stockholders or participating Directors, except that any amendment or alteration to the Plan shall be subject to the approval of Y&R's stockholders no later than the annual meeting next following such Board of Director action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted, and the Board of Directors may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided, that, without the consent of an affected Director, no such Board of Directors action may materially and adversely affect the rights of such Director under any previously granted and outstanding Director's Option. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Director's Option theretofore granted and any Director's Option award relating thereto, except as otherwise provided in the Plan; provided, that, without the consent of the affected Director, no such Committee action may materially and adversely affect the rights of such Director under such Director's Option. Notwithstanding the foregoing, the Committee may terminate any Director's Option theretofore granted and any Director's Option agreement relating thereto in whole or in part provided that upon any such termination Y&R in full consideration of the termination of such Director's Option (whether or not exercisable) or portion thereof pays to such Director an amount in cash for each share of Common Stock subject to such Director's Option or portion thereof being terminated equal to the excess, if any, of (a) the Fair Market Value of a share of Common Stock on the date of such termination, over (b) the exercise price per share of such Director's Option, or, if the Committee permits and the Director elects, accelerates the exercisability of such Director's Option or portion thereof (if necessary) and allows such Director thirty days to exercise such Director's Option or portion thereof before the termination of such Director's Option or portion thereof. Notwithstanding anything in the Plan to the contrary, if any right conferred under the Plan would cause a transaction to be ineligible for pooling of interest treatment, the Committee may modify or adjust the right so that pooling of interest accounting shall be available, including the substitution of Common Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interest accounting.

11.      Expenses and Receipts

                  The expenses of the Plan shall be paid by Y&R. Any proceeds received by Y&R in connection with any Director's Option will be used for general corporate purposes.

12.      Failure to Comply

                  In addition to the remedies of Y&R elsewhere provided for herein, failure by a Director to comply with any of the terms and conditions of the Plan or the agreement executed by such Director evidencing an Director's Option, unless such failure is remedied by such Director within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Director's Option, in whole or in part, as the Committee, in its absolute discretion, may determine.

13.      Governing Law

                  The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any agreement evidencing a Director's Option shall be determined in accordance with the Delaware General Corporation Law, without giving effect to principles of conflicts of laws, and applicable federal law.

14.      Effective Date and Term of Plan

                  The Plan was adopted by the Board of Directors on January 16, 2000. No grants may be made under the Plan after January 16, 2010.

                                           EXHIBIT A

                        DIRECTOR'S STOCK OPTION AGREEMENT

                  THIS AGREEMENT, made as of this __the day of ______, 20__, between YOUNG AND RUBICAM INC. ("Y&R"), a Delaware corporation, with its principal offices at 285 Madison Avenue, New York, NY 10017, and ____________ (the "Director"), who resides at_______________________________________________.

                  WHEREAS, Y&R has adopted and maintains the Young & Rubicam Inc. Directors Stock Option Plan (the "Plan");

                  WHEREAS, Section 6 of the Plan provides for the award to Directors of Director's Options to purchase shares of common stock of Y&R, $.01 par value per share ("Common Stock");

                  NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

                  1. Grant of Director's Option. Pursuant to, and subject to, the terms and conditions set forth herein and in the Plan, Y&R hereby grants to the Director a Director's Option to purchase 2,000 shares of Common Stock for an exercise price of $_______ per share (the "Option").

                  The Option granted hereby is a Non-Qualified Stock Option.

                  2. Exercise of Option. The Option shall be exercisable only in accordance with the provisions of this Agreement and of the Plan. The Option shall be first exercisable to the extent of 2,000 shares of Common Stock subject thereto, on.

All or a portion of the Option may become earlier exercisable or forfeited in accordance with the terms of the Plan. In no event may the Option be exercisable with respect to any shares of Common Stock subject thereto after
____________________.

                  3. Non-Transferability. During the lifetime of the Director, the Option shall be exercisable only by [him] [her] or [his] [her] guardian or legal representatives. The Option shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution in accordance with the Plan.

                  4. Modification and Waiver. Except as provided in the Plan, neither this Agreement nor any provision hereof can be changed, modified, amended, discharged, terminated or waived orally or by any course of dealing or purported course of dealing, but only by an agreement in writing signed by the Director and Y&R. No such agreement shall extend to or affect any provision of this Agreement not expressly changed, modified, amended, discharged, terminated or waived or impair any right consequent on such a provision. The waiver of or failure to enforce any breach of this Agreement shall not be deemed to be a waiver or acquiescence in any other breach thereof.

                  5. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to principles of conflict of laws, and the Director and each permitted transferee agree to submit to personal jurisdiction and to waive any objection as to venue of the Court of Chancery in the State of Delaware in connection with any action arising out of or relating to this Agreement.

                  6. Director Acknowledgment. The Director hereby acknowledges receipt of a copy of the Plan.

                  7. Incorporation of Plan. All terms and provisions of the Plan are incorporated herein and made part hereof as if stated herein. If any provision hereof and of the Plan shall be in conflict, the terms of the Plan shall govern. All capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Plan.

                  8. Entire Agreement. This Agreement represents the final, complete and total agreement of the parties hereto respecting the Option and the matters discussed herein and this Agreement supersedes any and all previous agreements and understandings, whether written, oral or otherwise, relating to the Option and such matters.

                  IN WITNESS WHEREOF, Young & Rubicam Inc. has caused this Agreement to be duly executed by its duly authorized officer and said Director has hereunto signed this Agreement on [his] [her] own behalf, THEREBY REPRESENTING THAT [HE] [SHE] HAS CAREFULLY READ AND UNDERSTANDS THIS AGREEMENT AND THE PLAN, as of the day and year first above written.

                                                     Young & Rubicam Inc.


                                                    By: ________________________

                                                     [Director's Name]


                                                     ___________________________